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                                                                EXHIBIT 4.1


NUMBER FIELD(1)         CALYPTE BIOMEDICAL CORPORATION        FIELD(2) SHARES
                          A CALIFORNIA CORPORATION               COMMON STOCK



THIS CERTIFIES THAT FIELD(3) is the record holder of FIELD(4) (FIELD(2)) fully paid and nonassessable shares of Common Stock of CALYPTE BIOMEDICAL CORPORATION transferable only on the share register of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

         This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the Bylaws of the corporation and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents.

         A statement of the number of shares constituting each class and/or series of shares of stock of the corporation and the designation thereof, and a statement of the rights, preferences, privileges, and restrictions granted to or imposed upon such shares and the holders thereof, may be obtained by any shareholder at the principal office of the corporation, upon request and without charge.

         WITNESS the signatures of the Corporation's duly authorized officers,
dated this              day of        , 19  .


---------------------------------              -----------------------------
Howard B. Urnovitz, Secretary                      William Boeger, President
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FOR VALUE RECEIVED,         HEREBY SELL, ASSIGN, AND TRANSFER UNTO
SHARES OF CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT                               ATTORNEY
TO TRANSFER SUCH STOCK ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________,        19__


IN PRESENCE OF
              -----------------------                   -------------------
                   (Witness)                                (Shareholder)


NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY SECURITIES REPRESENTED BY THIS CERTIFICATE.